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                                                                    EXHIBIT 99.1

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             SALE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

                                     between

                  SLM EDUCATION CREDIT MANAGEMENT CORPORATION,
                                    as Seller

                                       and

                        SLM EDUCATION CREDIT FUNDING LLC,
                                  as Purchaser

                           Dated as of March 13, 2003

================================================================================

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                                TABLE OF CONTENTS

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                                    ARTICLE I
                                      TERMS
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Section 1.01.  Terms .............................................................................................1

                                   ARTICLE II
                                   DEFINITIONS

Section 2.01.  Definitions........................................................................................1

                                   ARTICLE III
                                SALE AND PURCHASE

Section 3.01.  Consummation of Sale and Purchase..................................................................4
Section 3.02.  Settlement of the Initial Payment..................................................................4
Section 3.03.  Special Programs...................................................................................4

                                   ARTICLE IV
                    CONDITIONS PRECEDENT TO SALE AND PURCHASE

Section 4.01.  Activities Prior to the Sale.......................................................................4
Section 4.02.  Continued Servicing................................................................................4
Section 4.03.  Bill of Sale/Loan Transmittal Summary Form.........................................................4
Section 4.04.  Endorsement........................................................................................5
Section 4.05.  Officer's Certificate..............................................................................5
Section 4.06.  Reserved 5
Section 4.07.  Power of Attorney..................................................................................5

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLER

Section 5.01.  General ...........................................................................................5
Section 5.02.  Particular.........................................................................................5

                                   ARTICLE VI
                 PURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

Section 6.01.  Purchase of Trust Student Loans; Reimbursement.....................................................7
Section 6.02.  Substitution.......................................................................................8
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                                   ARTICLE VII
       OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS
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Section 7.01.  Obligation to Remit Subsequent Payments............................................................8
Section 7.02.  Forward Communications.............................................................................9

                                  ARTICLE VIII
                         CONTINUING OBLIGATION OF SELLER

Section 8.01.  Continuing Obligation of Seller....................................................................9

                                   ARTICLE IX
                        LIABILITY OF SELLER; INDEMNITIES

Section 9.01.  Liability of Seller; Indemnities...................................................................9

                                    ARTICLE X
     MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF SELLER

Section 10.01.  Merger of Consolidation of, or Assumption of the Obligations of Seller...........................10

                                   ARTICLE XI
                  LIMITATION ON LIABILITY OF SELLER AND OTHERS

Section 11.01.  Limitation on Liability of Seller and Others.....................................................11

                                   ARTICLE XII
                                    EXPENSES

Section 12.01.  Expenses.........................................................................................11

                                  ARTICLE XIII
                       SURVIVAL OF COVENANTS/SUPERSESSION

Section 13.01.  Survival of Covenants/Suppression................................................................12

                                   ARTICLE XIV
                      COMMUNICATION AND NOTICE REQUIREMENTS

Section 14.01.  Communication and Notice Requirements............................................................12

                                   ARTICLE XV
                               FORM OF INSTRUMENTS

Section 15.01.  Form of Instruments..............................................................................12
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                                   ARTICLE XVI
                                    AMENDMENT
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Section 16.01.  Amendment........................................................................................13

                                  ARTICLE XVII
                              NONPETITION COVENANTS

Section 17.01.  Nonpetition Covenants............................................................................14

                                  ARTICLE XVIII
                                   ASSIGNMENT

Section 18.01.  Assignment.......................................................................................14

                                   ARTICLE XIX
                                  GOVERNING LAW

Section 19.01.  Governing Law....................................................................................14
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                                       iii

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             SALE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

        These Sale Agreement Master Securitization Terms Number 1000 ("Master Sale Terms"), dated as of March 13, 2003, between SLM Education Credit Management Corporation, in its capacity as seller (in such capacity, the "Seller"), and SLM Education Credit Funding LLC, as purchaser (the "Purchaser"), shall be effective upon execution by the parties hereto.

        WHEREAS, the Seller is the owner of certain Student Loans; and

        WHEREAS, the Seller may desire to sell its interest in such loans from time to time and Purchaser may desire to purchase such loans from Seller.

        NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                      TERMS

        Section 1.01. Terms. These Master Sale Terms establish the terms under which Seller may sell and Purchaser may purchase the Loans (and all obligations of the Borrowers thereunder) specified on each Sale Agreement (each, a "Sale Agreement") as the parties may execute from time to time pursuant to these Master Sale Terms. Each such Sale Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of these Master Sale Terms, and shall be a separate agreement between the Seller and the Purchaser with respect to the Loans covered by the terms of such Sale Agreement for all purposes. If the terms of a Sale Agreement conflict with the terms of these Master Sale Terms, the terms of such Sale Agreement shall supersede and govern.

                                   ARTICLE II

                                   DEFINITIONS

        Section 2.01. Definitions. Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Appendix A hereto.

        For purposes hereof:

        (a) "Bill of Sale" means that document executed by an authorized officer of the Seller which shall set forth the Loans offered by the Seller and accepted for purchase by the Purchaser and which shall sell, assign and convey to the Purchaser and its assignees all right, title and interest of the Seller in the Loans listed on the Bill of Sale and will certify that the

                                        1

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representations and warranties made by the Seller pursuant to Section 5.02 of these Master Sale Terms are true and correct.

        (b)     "Borrower" means the obligor on a Loan.

        (c)     [Reserved].

        (d) "Cutoff Date" means January 27, 2003, and with respect to subsequent sales hereunder, a date agreed to by Seller and Purchaser to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

        (e) "Delinquent" means the period where any payment of principal or interest due on the Loan is overdue (after giving effect to all grace, forbearance and deferment periods).

        (f) "Eligible Loan" means a Loan offered for sale by Seller under the Sale Agreement which as of the Cutoff Date is current or no more Delinquent than permitted under the Sale Agreement in payment of principal or interest and which meets the following criteria as of the effective date of the Bill of Sale:

                (i)     is a Student Loan;

                (ii)    is owned by Seller and is fully disbursed;

                (iii) bears interest at a stated rate of not more than the maximum rate permitted under applicable law;

                (iv)    is supported by the following documentation:

                        (A)     for each Loan:

                                (1)     loan application, and any supplement
                                        thereto,

                                (2)     original promissory note and any
                                        addendum thereto or the electronic
                                        records therefor,

                                (3) any other document and/or record which Purchaser may be required to retain pursuant to the Program under which the Loan was originated and

                        (B)     for each Loan, if applicable:

                                (1)     payment history (or similar
                                        documentation) including (i) an
                                        indication of the Principal Balance and
                                        the date through which interest has been paid, each as of the Cutoff Date and
                                        (ii) an accounting of the allocation of
                                        all payments by Borrower or on
                                        Borrower's behalf to principal and
                                        interest on the Loan,

                                        2

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                                (2)     documentation which supports periods of
                                        current or past deferment or past
                                        forbearance,

                                (3) a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser,

                                (4)     evidence of all requests for
                                        skip-tracing assistance and current
                                        address of Borrower, if located,

                                (5)     evidence of requests for pre-claims
                                        assistance, and evidence that the
                                        Borrower's school(s) has/have been
                                        notified, and

                                (6)     a record of any event resulting in a
                                        change to or confirmation of any data in the Loan file.

        (g) "Excess Distribution Certificate" means the certificate, substantially in the form of Exhibit A to the Trust Agreement.

        (h) "Initial Payment" means the dollar amount specified in the applicable Sale Agreement.

        (i) "Loan" means the Note or Notes offered for sale pursuant to the Sale Agreement and related documentation together with any guaranties and other rights relating thereto.

        (j) "Loan Transmittal Summary Forms" means the forms provided to Seller by Purchaser and completed by Seller which list, by Borrower, the Loans subject to the Bill of Sale and the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date.

        (k) "Note" means the promissory note of the Borrower and any amendment thereto evidencing the Borrower's obligation.

        (l) "Principal Balance" means the outstanding principal amount of the Loan, plus accrued interest to be capitalized (if any).

        (m) "Purchase Price" means the Initial Payment and the Excess Distribution Certificate.

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                                   ARTICLE III

                                SALE AND PURCHASE

        Section 3.01. Consummation of Sale and Purchase. The sale and purchase of Eligible Loans pursuant to a Sale Agreement shall be consummated upon Purchaser's receipt from the Seller of the Bill of Sale and the payment by Purchaser to Seller of the Initial Payment, and when consummated such sale and purchase shall be effective as of the date of the Bill of Sale. Seller and Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to such Sale Agreement.

        Section 3.02. Settlement of the Initial Payment. Purchaser on the date of the Bill of Sale shall pay Seller the Initial Payment by wire transfer in immediately available funds to the account specified by Seller.

        Section 3.03. Special Programs. In consideration of the sale of the Eligible Loans under these Master Sale Terms and each Sale Agreement, Purchaser agrees to cause the Servicer to offer borrowers of Trust Student Loans all special programs whether or not in existence as of the date of any Sale Agreement generally offered to the obligors of comparable loans owned by Sallie Mae subject to the terms and conditions of Section 3.12 of the Servicing Agreement. The Seller is selling the Trust Student Loans to the Purchaser without regard to the effect of the special programs. The Seller shall remit to the Purchaser any amounts by which payments on the Trust Student Loans are reduced by the special payments as set forth in Section 3.12 of the Servicing Agreement.

                                   ARTICLE IV

                    CONDITIONS PRECEDENT TO SALE AND PURCHASE

        Section 4.01. Activities Prior to the Sale. Following the execution of a Sale Agreement, Seller shall provide any assistance requested by Purchaser in determining that all required documentation on the Loans is present and correct.

        Section 4.02. Continued Servicing. Seller shall service, or cause to be serviced, all Loans until the date of the Bill of Sale.

        Section 4.03. Bill of Sale/Loan Transmittal Summary Form. Seller shall deliver to Purchaser:


        (a) A Bill of Sale executed by an authorized officer of the Seller covering Loans offered by the Seller and accepted by Purchaser as set forth thereon, selling, assigning and conveying to the Purchaser and its assignees all right, title and interest of the Seller, in each of the Loans (excluding any and all surety bonds relating to the Loans and including any Back-End Fees relating to the Loans), and stating that the representations and warranties made by Seller in Article V of these Master Sale Terms are true and correct on and as of the date of the Bill of Sale; and

                                        4

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        (b)     The Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

        Section 4.04. Endorsement. The Seller shall provide a blanket endorsement transferring the entire interest of the Seller in the Loans to the Trustee for the benefit of the Purchaser with the form of endorsement provided for in the Sale Agreement.

        At the direction of and in such form as Purchaser may designate, the Seller also agrees to individually endorse any Eligible Loan as Purchaser may request from time to time.

        Section 4.05. Officer's Certificate. Seller shall furnish to Purchaser, with each Bill of Sale provided in connection with each sale of Loans pursuant to these Master Sale Terms, an Officer's Certificate, dated as of the date of such Bill of Sale.

        Section 4.06. Reserved.

        Section 4.07. Power of Attorney. Seller hereby grants to the Trustee on behalf of the Purchaser an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller any Eligible Loan to evidence the transfer of such Eligible Loan to the Trustee on behalf of the Purchaser and to transfer or to cause to be transferred physical possession of any Note from Sallie Mae or the Servicer to the Trustee or the Indenture Trustee or any other custodian on behalf of either of them.

                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF SELLER

        Section 5.01. General. Seller represents and warrants to Purchaser that as of the date of each Sale Agreement and Bill of Sale;

        (a) The Seller is duly organized and existing under the laws of the State of Delaware; and

        (b) The Seller has all requisite power and authority to enter into and to perform the terms of these Master Sale Terms and each Sale Agreement.

        Section 5.02. Particular. Seller represents and warrants to Purchaser as to the Loans purchased by Purchaser under each Sale Agreement and each Bill of Sale executed pursuant to these Master Sale Terms:

        (a) Seller has good and marketable title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or

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encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to the Loans;

        (b) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Purchaser, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Seller;

        (c) The Loans constitute "instruments" within the meaning of the applicable UCC;

        (d) The Loans are Eligible Loans and the description of the Loans set forth in the Sale Agreement and the Loan Transmittal Summary Form is true and correct;

        (e) The Seller is authorized to sell, assign, transfer and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchased by the Seller, will be made pursuant to and consistent with the laws and regulations under which the Seller operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to the Seller is a party or by which the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

        (f) The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

        (g) No consents and approvals are required by the terms of the Loans to the sale of the Loans hereunder to the Seller;

        (h) Each Loan has been duly made and serviced in accordance with the guidelines of one of the Programs under which the Loan was originated;

        (i) Any payments on the Loans received by the Seller which have been allocated to reduction of principal and interest on such Loans have been allocated on a simple interest basis; the information with respect to the Loans as of the Cutoff Date as stated on the Loan Transmittal Summary Form is true and correct;

        (j) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting of the Loans;

        (k) Each Loan has been duly made and serviced in accordance with the provisions of all applicable Federal and state laws;

        (l) No Loan is sixty (60) days or more Delinquent as of the Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

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        (m)     It is the intention of Seller and the Purchaser, and the Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from Seller to the Purchaser and that the beneficial interest in and title to such Loans not be part of the Seller's estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to Seller;

        (n) The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Trustee hereunder;

        (o) There is only one original executed copy of the promissory note evidencing each Loan or the electronic records evidencing the same. The Seller has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Loans. The Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee;

        (p) Other than the security interest granted to the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated or released. The Seller is not aware of any judgment or tax lien filings against the Seller; and

        (q) No Borrower of any Loan as of the Cutoff Date is noted in the related Loan File as being currently involved in a bankruptcy proceeding.

                                   ARTICLE VI

                 PURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

        Section 6.01. Purchase of Trust Student Loans; Reimbursement. Each party to this Agreement shall give notice to the other such parties and to the Servicer, the Administrator and Sallie Mae promptly, in writing, upon the discovery of any breach of Seller's representations and warranties made pursuant to Article V hereof which has a materially adverse effect on the interest of the Purchaser in any Trust Student Loan. In the event of such a material breach, Seller shall cure or repurchase any affected Trust Student Loan not later than 270 days following the date of discovery of such material breach. The Seller shall also remit as provided in Section 2.06 of the Administration Agreement on the date of purchase of any Trust Student Loan pursuant to this Article VI an amount equal to all interest amounts with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this
Article VI, the Seller shall remit the Purchase Amount in the manner specified in Section 2.06 of the Administration Agreement.

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

        Section 6.02. Substitution.

        In lieu of repurchasing Trust Student Loans pursuant to this Article VI, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

                (i) status (i.e., in-school, grace, deferment, forbearance or repayment);

                (ii) Program type (i.e., Med Loans, Law Loans, MBA Loans or Signature Loans);

                (iii)   school type;

                (iv)    total return;

                (v)     principal balance; and

                (vi)    remaining term to maturity.

        In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Article VI, the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.

        In the event that Seller elects to substitute Eligible Loans pursuant to this Article VI, the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. The Seller shall also remit to the Administrator an amount equal to all interest amounts with respect to the Trust Student Loans in the manner provided in
Section 2.06 of the Administration Agreement. The sole remedy of the Purchaser, the Trustee, the Noteholders and the Certificateholders with respect to a breach by the Seller pursuant to Article V hereof shall be to require the Seller to purchase Trust Student Loans, to reimburse the Purchaser as provided above or to substitute Student Loans pursuant to this Article VI. Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Article VI.

                                   ARTICLE VII

                     OBLIGATION TO REMIT SUBSEQUENT PAYMENTS
                           AND FORWARD COMMUNICATIONS

        Section 7.01. Obligation to Remit Subsequent Payments. Any payment received by Seller with respect to amounts accrued after the Date of the Bill of Sale for any Loan sold to Purchaser, which payment is not reflected in the Loan Transmittal Summary Form, shall be received by Seller in trust for the account of Purchaser and the Seller hereby disclaims any title to or interest in any such amounts. Within two (2) business days following the date of receipt, Seller shall remit to Purchaser an amount equal to any such payments along with a listing on a form provided by Purchaser identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

        Section 7.02. Forward Communications. Any written communication received at any time by Seller with respect to any Loan subject to any Sale Agreement shall be transmitted by Seller to Servicer within two (2) business days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

                                  ARTICLE VIII

                         CONTINUING OBLIGATION OF SELLER

        Section 8.01. Continuing Obligation of Seller. The Seller shall provide all reasonable assistance necessary for Purchaser to resolve account problems raised by any Borrower provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period Seller owned the Loan, or (b) a payment made or alleged to have been made to Seller. Further, the Seller agrees to execute any financing statements at the request of the Purchaser in order to reflect the Purchaser's interest in the Loans.

                                   ARTICLE IX

                        LIABILITY OF SELLER; INDEMNITIES

        Section 9.01. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Sale Agreement.

        (a) The Seller shall indemnify, defend and hold harmless the Purchaser and the Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes and costs and expenses in defending against the same.

        (b) The Seller shall indemnify, defend and hold harmless the Purchaser and the Trustee in its individual capacity and their officers, directors, employees and agents of the Purchaser and the Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sale

Agreement, or by reason of reckless disregard of its obligations and duties under the Sale Agreement.

        (c) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Sale Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Trustee, (ii) shall arise from any breach by the Trustee of its covenants in its individual capacity under any of the Basic Documents; or (iii) shall arise from the breach by the Trustee of any of its representations or warranties in its individual capacity set forth in these Master Sale Terms or any Sale Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

        Indemnification under this Section shall survive the resignation or removal of the Trustee and the termination of these Master Sale Terms and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

                                    ARTICLE X

                    MERGER OR CONSOLIDATION OF, OR ASSUMPTION
                          OF THE OBLIGATIONS OF SELLER

        Section 10.01. Merger or Consolidation of, or Assumption of the Obligations of Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to these Master Sale Terms; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under these Master Sale Terms, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 herein shall have been breached, (iii) the surviving Person, if other than the Seller, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Sale Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Purchaser or the Noteholders or the Certificateholders and
(v) if the Seller is not the surviving entity, the Seller shall have delivered to the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Trustee, respectively, in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

                                   ARTICLE XI

                  LIMITATION ON LIABILITY OF SELLER AND OTHERS

        Section 11.01. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Article V herein). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Sale Terms or any Sale Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of Seller will constitute the sole remedy available to Purchaser for uncured breaches; provided, however, that the information with respect to the Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and to the extent that the aggregate Principal Balance listed on the Bill of Sale is less than the aggregate Principal Balance stated on the Bill of Sale, Seller shall remit such amount to the Trustee for the benefit of the Purchaser. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

                                   ARTICLE XII

                                    EXPENSES

        Section 12.01. Expenses. Except as otherwise provided herein, each party to these Master Sale Terms or any Sale Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Sale Terms or any Sale Agreement and the transactions contemplated herein or therein.

                                  ARTICLE XIII

                       SURVIVAL OF COVENANTS/SUPERSESSION

        Section 13.01. Survival of Covenants/Suppression. All covenants, agreements, representations and warranties made herein and in or pursuant to any Sale Agreements executed pursuant to these Master Sale Terms shall survive the consummation of the purchase of the Loans provided for in each Sale Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or for the benefit of Seller shall bind and inure to the benefit of any successors or assigns of Purchaser and shall survive with respect to each Loan. Each Sale Agreement supersedes all previous agreements and understandings between Purchaser and Seller with respect to the subject matter thereof. A Sale Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by Seller or the waiver by Purchaser of any provision herein contained or contained in any Sale Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained or contained in any Sale Agreement, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sale Agreement, be construed to lessen the right of Purchaser to insist upon the performance by Seller in strict accordance with said terms.

                                   ARTICLE XIV

                      COMMUNICATION AND NOTICE REQUIREMENTS

        Section 14.01. Communication and Notice Requirements. All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to Seller or Purchaser, as the case may be, addressed as set forth in the Sale Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to Seller or Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

                                   ARTICLE XV

                               FORM OF INSTRUMENTS

        Section 15.01. Form of Instruments. All instruments and documents delivered in connection with these Master Sale Terms and any Sale Agreement, and all proceedings to be taken in connection with these Master Sale Terms and any Sale Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.

                                   ARTICLE XVI

                                    AMENDMENT

        Section 16.01. Amendment. These Master Sale Terms and any Sale Agreement may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Master Sale Terms and Sale Agreements or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustees, materially and adversely affect the interest of any such Noteholder.

        In addition, these Master Sale Terms and any Sale Agreement may also be amended from time to time by the Seller and the Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of these Master Sale Terms or any Sale Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

        Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, and each of the Rating Agencies.

        It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

        Prior to the execution of any amendment to these Master Sale Terms, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Sale Agreement and the Opinion of Counsel referred to in Section 7.01(i) of the Administration Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

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

                                  ARTICLE XVII

                              NONPETITION COVENANTS

        Section 17.01. Nonpetition Covenants. Notwithstanding any prior termination of these Master Sale Terms, the Seller shall not acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

        Notwithstanding any prior termination of these Master Sale Terms, the Purchaser shall not acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

                                  ARTICLE XVIII

                                   ASSIGNMENT

        Section 18.01. Assignment. Seller hereby assigns its entire right, title and interest as purchaser under this Agreement and any Sale Agreement thereunder to the Purchaser as of the date hereof and acknowledges that the Purchaser will assign the same, together with the right, title and interest of the Purchaser and the Trustee hereunder, to the Indenture Trustee under the Indenture.

                                   ARTICLE XIX

                                  GOVERNING LAW

        Section 19.01. Governing Law. THESE MASTER SALE TERMS AND ANY SALE AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES, HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                 SLM EDUCATION CREDIT MANAGEMENT
                                 CORPORATION,
                                 as Seller

                                 By: /s/ J. LANCE FRANKE
                                     ------------------------------------------
                                     Name:  J. Lance Franke
                                     Title: Vice President

                                 SLM EDUCATION CREDIT FUNDING LLC,
                                 as Purchaser

                                 By: /s/ MARK L. HELEEN
                                     ------------------------------------------
                                     Name:  Mark L. Heleen
                                     Title: Vice President

                                 SALE AGREEMENT

                           DATED AS OF MARCH 13, 2003
                             SALE AGREEMENT NUMBER 1

        SLM Education Credit Management Corporation (the "Seller") hereby offers for sale to SLM Education Credit Funding LLC (the "Purchaser") the entire right, title and interest of the Seller in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Purchaser accepts the Seller's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be sixty (60) days or more Delinquent as of the Cutoff Date, which date shall be January 27, 2003.

                         TERMS, CONDITIONS AND COVENANTS

        In consideration of the Purchase Price, the Seller hereby sells to the Purchaser the entire right, title and interest of the Seller in the Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number 1000 ("Master Sale Terms") and amendments, each incorporated herein by reference, between the Seller and the Purchaser. The Initial Payment of the Loans shall equal $989,560,242 and the Excess Distribution Certificate.

        This document shall constitute a Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms. All references in the Master Sale Terms to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Sale Agreement. Seller hereby makes, as of the date hereof, all the representations and warranties contained in the Master Sale Terms and makes such representations and warranties with respect to the Loans governed by this Sale Agreement.

        The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans. However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then the Seller hereby grants to the Purchaser a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Loans.

        IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                 SLM EDUCATION CREDIT MANAGEMENT
                                 CORPORATION,
                                 as Seller

                                 By: /s/ J. LANCE FRANKE
                                     ------------------------------------------
                                     Name:  J. Lance Franke
                                     Title: Chief Financial Officer

                                 SLM EDUCATION CREDIT FUNDING LLC,
                                 as Purchaser

                                 By: /s/ MARK L. HELEEN
                                     ------------------------------------------
                                     Name:  Mark L. Heleen
                                     Title: Vice President

                             SALE AGREEMENT NUMBER 1

                    BLANKET ENDORSEMENT DATED MARCH 13, 2003

        SLM Education Credit Management Corporation (the "Seller"), by execution of this instrument, hereby endorses the attached promissory note which is one of the promissory notes ("the Notes") described in the Bill of Sale executed by the Seller in favor SLM Education Credit Funding LLC (the "Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in Article VI of the Master Sale Terms referred to in the Sale Agreement between the Seller and the Purchaser which covers this promissory note.

        This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

        Notwithstanding the foregoing, the Seller agrees to individually endorse each Note in the form provided by Purchaser as Purchaser may from time to time require.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE SALE AGREEMENT MASTER LOAN SECURITIZATION TERMS 1000. BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SALE AGREEMENT (" SALE AGREEMENT"). THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON PURCHASER'S PAYMENT TO SELLER OF THE INITIAL PAYMENT AS DEFINED IN THE MASTER SALE TERMS AND, UNLESS OTHERWISE AGREED BY SELLER AND PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

        IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                 SLM EDUCATION CREDIT MANAGEMENT
                                 CORPORATION,
                                 as Seller

                                 By: /s/ J. LANCE FRANKE
                                     ------------------------------------------
                                     Name:  J. Lance Franke
                                     Title: Chief Financial Officer

                                 SLM EDUCATION CREDIT FUNDING LLC,
                                 as Purchaser

                                 By: /s/ MARK L. HELEEN
                                     -------------------------------------------
                                     Name:  Mark L. Heleen
                                     Title: Vice President

                        BILL OF SALE DATED MARCH 13, 2003

        The undersigned SLM Education Credit Management Corporation (the "Seller") for value received and pursuant to the terms and conditions of Sale Agreement Number 1 (the "Sale Agreement") between Seller and SLM Education Credit Funding LLC (the "Purchaser") does hereby sell, assign and convey to the Purchaser and its assignees all right, title and interest of, in the Loans (excluding any and all surety bonds relating to the Loans and including any Back-End Fees relating to the Loans) identified herein which the Purchaser has accepted for purchase. The portfolio accepted for purchase by the Purchaser and the effective date of sale and purchase are described below and the individual Loans are listed on the Schedule A attached hereto.

        The Seller hereby makes the representations and warranties set forth in
Article V of the Sale Agreement Master Securitization Terms Number 1000 incorporated by reference in the Sale Agreement.

                       LISTING OF LOANS ON FOLLOWING PAGE

                            Table to be provided soon

ADDITIONAL LOAN CRITERIA

..    Not in claims status, not previously rejected
..    Not in litigation
..    Last disbursement is greater than 120 days from cutoff date
..    Loan is not swap-pending

*Based upon Seller's estimated calculations, which may be adjusted upward or downward based upon Purchaser's reconciliation.
**Includes interest to be capitalized.

        IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                 SLM EDUCATION CREDIT MANAGEMENT
                                 CORPORATION,
                                 as Seller

                                 By: /s/ J. LANCE FRANKE
                                     -------------------------------------------
                                     Name:  J. Lance Franke
                                     Title: Chief Financial Officer

                                 SLM EDUCATION CREDIT FUNDING LLC,
                                 as Purchaser

                                 By: /s/ MARK L. HELEEN
                                     -------------------------------------------
                                     Name:  Mark L. Heleen
                                     Title: Vice President